                                                                 EXHIBIT (z)(1)

Item 27(a)
----------

                    Van Kampen U.S. Government Trust
                        Van Kampen U.S. Mortgage Fund
                    Van Kampen Tax Free Trust
                        Van Kampen Insured Tax Free Income Fund
                        Van Kampen Strategic Municipal Income Fund
                        Van Kampen California Insured Tax Free Fund
                        Van Kampen Municipal Income Fund
                        Van Kampen Intermediate Term Municipal Income Fund Van Kampen New York Tax Free Income Fund
                    Van Kampen Trust
                        Van Kampen High Yield Fund
                    Van Kampen Equity Trust
                        Van Kampen Aggressive Growth Fund
                        Van Kampen Growth Fund
                        Van Kampen Select Growth Fund
                        Van Kampen Small Company Growth Fund*
                        Van Kampen Small Cap Growth Fund
                        Van Kampen Small Cap Value Fund
                        Van Kampen Utility Fund
                        Van Kampen Value Opportunities Fund
                    Van Kampen Equity Trust II
                        Van Kampen International Advantage Fund
                        Van Kampen Technology Fund
                    Van Kampen Pennsylvania Tax Free Income Fund
                    Van Kampen Tax Free Money Fund
                    Van Kampen Senior Loan Fund
                    Van Kampen Comstock Fund
                    Van Kampen Corporate Bond Fund
                    Van Kampen Emerging Growth Fund
                    Van Kampen Enterprise Fund
                    Van Kampen Equity and Income Fund
                    Van Kampen Exchange Fund

                    Van Kampen Limited Duration Fund
                    Van Kampen Government Securities Fund
                    Van Kampen Growth and Income Fund
                    Van Kampen Harbor Fund
                    Van Kampen High Income Corporate Bond Fund
                    Van Kampen Life Investment Trust on behalf of its series
                        Aggressive Growth Portfolio
                        Comstock Portfolio
                        Emerging Growth Portfolio
                        Enterprise Portfolio
                        Government Portfolio
                        Growth and Income Portfolio
                        Money Market Portfolio
                    Van Kampen Pace Fund
                    Van Kampen Real Estate Securities Fund
                    Van Kampen Reserve Fund
                    Van Kampen Tax Exempt Trust
                        Van Kampen High Yield Municipal Fund
                    Van Kampen Series Fund, Inc.
                        Van Kampen American Value Fund
                        Van Kampen Emerging Markets Debt Fund*
                        Van Kampen Emerging Markets Fund
                        Van Kampen Emerging Markets Income Fund
                        Van Kampen Equity Growth Fund
                        Van Kampen European Value Equity Fund
                        Van Kampen Focus Equity Fund
                        Van Kampen Global Equity Allocation Fund
                        Van Kampen Global Value Equity Fund
                        Van Kampen Growth and Income Fund II*
                        Van Kampen International Magnum Fund
                        Van Kampen Japanese Equity Fund*
                        Van Kampen Global Franchise Fund





* Funds that have not commenced investment operations.
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
CALIFORNIA INSURED MUNICIPALS INCOME TRUST                   SERIES 221
COLORADO INSURED MUNICIPALS INCOME TRUST                     SERIES 92
FLORIDA INSURED MUNICIPALS INCOME TRUST                      SERIES 153
GEORGIA INSURED MUNICIPALS INCOME TRUST                      SERIES 94
MICHIGAN INSURED MUNICIPALS INCOME TRUST                     SERIES 184
MISSOURI INSURED MUNICIPALS INCOME TRUST                     SERIES 122
NEW JERSEY INSURED MUNICIPALS INCOME TRUST                   SERIES 145
NEW YORK INSURED MUNICIPALS INCOME TRUST                     SERIES 171
OHIO INSURED MUNICIPALS INCOME TRUST                         SERIES 129
PENNSYLVANIA INSURED MUNICIPALS INCOME TRUST                 SERIES 288
INVESTMENT GRADE MUNICIPAL TRUST                             SERIES 43
INSURED MUNICIPALS INCOME TRUST                              SERIES 484
INSURED MUNICIPALS INCOME TRUST                              SERIES 485
INSURED MUNICIPALS INCOME TRUST LIMITED                      SERIES 93
INSURED MUNICIPAL LADDERED TRUST                             SERIES 8
CALIFORNIA INSURED MUNICIPALS INCOME TRUST INTERMEDIATE      SERIES 6
MARYLAND INVESTORS' QUALITY TAX EXEMPT TRUST                 SERIES 91
VIRGINIA INVESTORS' QUALITY TAX-EXEMPT TRUST                 SERIES 92
ROLLING TREASURY PORTFOLIO                                   SERIES 1
GNMA INCOME PORTFOLIO                                        SERIES 2
INVESTMENT GRADE TRUST                                       SERIES 17
VK INSURED INCOME TRUST                                      SERIES 118
CENTRAL EQUITY TRUST DIVERSIFIED INCOME                      SERIES 14
SELECT S AND P GREATER CHINA PICKS PORTFOLIO                 SERIES 1
DENT GLOBAL DEMOGRAPHICS PORTFOLIO                           SERIES 1
DIVIDEND INCOME AND VALUE PORTFOLIO                          SERIES 41
DOW 30 INDEX TRUST                                           SERIES 18
VK STRATEGIC 10 U.S.TRADITIONAL SERIES                       JANUARY 2004 SERIES
EAFE STRATEGIC 20 TRUST                                      SERIES 41
ENERGY PORTFOLIO                                             SERIES 9
FINANCIAL INSTITUTIONS TRUST                                 SERIES 21
SELECT 5 INDUSTRIAL PORTFOLIO                                SERIES 41
FOCUS VALUE PORTFOLIO                                        SERIES 10
VK GREAT INTERNATIONAL FIRMS TRUST                           SERIES 24
GLOBAL 45 DIVIDEND STRATEGY PORTFOLIO                        SERIES 41
VK HEALTHCARE AND PHARMACEUTICAL TRUST                       SERIES 26
VK INTERNET TRUST                                            SERIES 38
STRATEGIC GROWTH LARGE CAP PORTFOLIO                         SERIES 41
MORGAN STANLEY HI-TECH 35 INDEX TRUST                        SERIES 31
MORGAN STANLEY US MULTINATL 50 INDEX PORTFOLIO               SERIES 16
S AND P POWERPICKS PORTFOLIO                                 SERIES 4
PREFERRED SECURITIES PORTFOLIO                               SERIES 3
STRATEGIC SMALL CAP PORTFOLIO                                SERIES 42
S AND P SELECT CORE 20 PORTFOLIO                             SERIES 41
SELECT 10 INDUSTRIAL PORTFOLIO                               SERIES 42
SELECT S AND P INDUSTRIAL PORTFOLIO                          SERIES 41
MORGAN STANLEY TECHNOLOGY INDEX PORTFOLIO                    SERIES 42
VK UTILITY TRUST                                             SERIES 15
COHEN AND STEERS REIT INCOME PORTFOLIO                       SERIES 10
SELECT GROWTH TRUST                                          JANUARY 2004 SERIES
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